Exhibit 10.1

1717 Main Street, Suite 3700 Dallas, Texas 75201 214.659.4400 Phone 214.659.4401 Fax andrewskurth.com

April 5, 2006

VIA ELECTRONIC MAIL

Paul Watson, Esq.

Sivyer Barlow & Watson, P.A.

100 South Ashley Drive

Suite 2150

Tampa, Florida 33602

Re:	Titan Holdings, LLC

Dear Paul:

On Friday, March 24, 2006, the United States District Court of the Southern District of New York (the “Court”), appointed William J. Hoffman of Trigild Incorporated as receiver (“Receiver”) to take possession, custody and control of the Assets (defined below) of Titan Holdings, LLC (“Titan”), including without limitation the sixty-two (62) restaurants identified on Exhibit “A” attached hereto (the “Restaurants”) and the “Collateral Revenues” (defined below), herein called the “Receivership”.

The following outlines the terms of a settlement agreement (the “Agreement”) among the Receiver, Checkers Drive-In Restaurants, Inc., as franchisor and lessor (“Checkers”), and Wells Fargo Bank, National Association, as special servicer for LaSalle Bank National Association, as Indenture Trustee for the Holders of the MSDWMC Owner Trust 2000 F-1 Notes, Participating Interests and Owner Trust Certificates, as lender (“Lender”), relating to certain loan obligations owed by Titan to Lender and secured by the Assets, the Collateral Revenues, and the Real Property (defined below), and the Receiver’s operation of the Restaurants as “Checkers”:

1.

Definitions. For purposes of this Agreement, the term “Assets” means Fixed Assets, Inventory, Cash, Insurance Proceeds, and the Real Property. Fixed Assets means all modular units, machinery, equipment, furniture, fixtures, tools, signs, and other items of tangible personal property included in or located at the Restaurants or otherwise subject to Lender’s security interest. Inventory means

CONFIDENTIAL – FOR SETTLEMENT PURPOSES ONLY

Austin        Dallas        Houston        London        Los Angeles        New York        The Woodlands        Washington, DC

all food products, paper products, operational materials, uniforms, disposable items, and other consumable materials and supplies located at the Restaurants or otherwise subject to Lender’s security interest. Cash means all cash at the Restaurants and utility deposits and prepaid insurance premiums and rent. Insurance Proceeds means any proceeds or claims to insurance relating to damage to any Assets. Collateral Revenues shall have the meaning ascribed to such term in the Security Agreement and the Specified Asset Security Agreement between Lender and Titan, both effective March 30, 2000. Real Property shall mean Titan’s fee simple interest in the location at 1035 Lee Road, Orlando, FL 32810.

2.	Disposition.

a.	Lender agrees to sell, transfer and convey the Assets to Checkers free and clear of all liens, claims and encumbrances (except for the Permitted Encumbrances defined in Lender’s loan documents), and Checkers agrees to purchase the Assets from Lender (“Sale Transaction”) on the Closing Date (as defined below) in consideration for Checkers’ payment to Lender on the Closing Date of the amount of $5,300,000.00 in cash or immediately available funds. The purchase and sale of the Assets (except for the Real Property) shall be conducted as a disposition of collateral under the applicable Uniform Commercial Code (collectively, the “UCC”) and approved in a judicial proceeding of the Court (subject to the notice and other requirements as contained in such codes), and such dispositions shall discharge the Lender’s security interests and other security interests and liens subordinate to the liens and security interests of Lender. The purchase and sale of the Real Property shall, at Lender’s discretion, either be (a) through the conveyance by the Receiver to Checkers by order of the Court with good title to the Real Property to be insured under a title insurance policy issued in favor of Checkers and reasonably acceptable to Checkers, or (b) after Lender or its designee acquires title to the Real Property in a judicial foreclosure proceeding (subject to the notice and other requirements required by applicable law) that forecloses mortgages, liens and other interests subordinate to the mortgage interest of the Lender. Lender shall comply with all applicable requirements of the UCC and other applicable laws in connection with the Sales Transaction.

b.

In the event that Lender determines in its discretion that it cannot consummate the sale, transfer and conveyance as provided in subparagraph (a), Lender shall notify Checkers of its decision in writing. Upon receipt of such notice, Lender agrees to sell, transfer and convey the Assets to Checkers and Checkers agrees to purchase the Assets from Lender (“Sales Transaction”) on the Closing Date (defined below) in consideration for Checkers’ payment to Lender on the Closing Date of the amount of $5,300,000.00 in cash or immediately available funds. The purchase of the Fixed Assets shall be after Lender or its designee acquires title to the Fixed Assets in a judicial foreclosure proceeding (subject to the

CONFIDENTIAL – FOR SETTLEMENT PURPOSES ONLY

notice and other requirements required by applicable law) that forecloses mortgages, security interests, liens and all other interests (except for the Permitted Encumbrances defined in Lender’s loan documents). The purchase of the Cash and Insurance Proceeds shall be after Lender or its designee acquires such general intangibles by garnishment or attachment in a judicial proceeding (subject to the notice and other requirements required by applicable law). The purchase of the Real Property shall be after Lender or its designee acquires title to the Real Property in a judicial foreclosure proceeding (subject to the notice and other requirements required by applicable law) that forecloses mortgages, liens and all other interests (except for the Permitted Encumbrances defined in Lender’s loan documents). Lender shall comply with all applicable laws in connection with the Sales Transaction. Lender shall also assign to Checkers, without recourse, the promissory note and all security documents.

3.	Cooperation; Order of the Court. Checkers, Lender and Receiver agree to use their commercially reasonable best efforts to obtain approval of an entry of an order of the Court, in form and substance satisfactory to Checkers, Lender and Receiver, approving the Sale Transaction pursuant to the terms of this Agreement (the “Order”), and agree to sign and acknowledge any filings as necessary to seek the expeditious approval of an entry of the Order.

4.	Closing. The closing of the Sale Transaction shall occur on the business day (“Closing Date”) immediately following the entry of the Order or such other date as directed by the Order to allow for completion of the Sales Transaction in the manner set forth in this Agreement.

5.	Closing Date Deliveries. On the Closing Date, Lender and Receiver agree to execute any conveyance documents reasonably required in connection with the Sale Transaction. Lender, Checkers and the Receiver agree to use good faith efforts to cooperate in the completion of such documents to effect the Sale Transaction on or prior to the Closing Date. Also on the Closing Date, Checkers and the Lender will execute mutual releases of one another, except with respect to the obligations under this Agreement, and a release of the Receiver with respect to the Assets sold as part of the Sale Transaction and the Receiver’s operation of the Assets through the Closing Date, in form and substance satisfactory to Checkers and Lender. In addition, on the Closing Date, Checkers and Lender will execute an agreement regarding Lender’s waiver of certain limitations on Checkers’ right to file and pursue enforcement action of certain claims against Titan and its principals which are subordinate to Lender (without waiving any other rights or remedies of Lender).

6.

Collateral Revenues. During the Receivership, all Collateral Revenues shall be held in trust for Lender and shall be accounted for and used to fund the expenses of Receiver, payroll obligations, and ordinary course operational costs and expenses as approved by Lender. In no event shall Lender be responsible to fund

CONFIDENTIAL – FOR SETTLEMENT PURPOSES ONLY

any shortfall or insufficiency of Collateral Revenues to satisfy unpaid payroll obligations and ordinary course operational costs and expenses. In no event shall Checkers be responsible to fund any shortfall or insufficiency of Collateral Revenues to satisfy unpaid payroll obligations and ordinary course operational costs and expenses, except for any shortfall or insufficiency incurred during Checkers’ operation of the Restaurants in accordance with paragraph 8 below. On and after the Closing Date, Checkers shall be responsible for all ordinary course operational costs, expenses and losses incurred as a result of Checkers’ operation of the Restaurants, and shall be entitled to all profits associated with the operations of the Restaurants.

7.	Franchise/Occupancy Rights. Checkers hereby grants the Receiver a limited license to operate the Restaurants as “Checkers” and a limited license to occupy any leasehold sites where Restaurants are located (the “Leasehold Sites”) until the earlier to occur of (a) the Closing Date, (b) such date as the Receivership has been determined and/or adjudicated as finally terminated by the Court, (c) a breach by Receiver of his obligations related to operation of the Restaurants (set forth herein below) that is not remedied or corrected within seven (7) days of written notice thereof to Receiver and Lender, or (d) six (6) months following the date hereof. Receiver agrees to operate all of the Restaurants generally in accordance with the standards, policies and procedures as reasonably required by Checkers and to pay the franchise royalties and advertising contributions (collectively, “Franchise Fees”) set forth on Schedule 1 attached hereto for the operation of the Restaurants as “Checkers” restaurants. Receiver further agrees to pay an amount equal to the pro-rated rent due for the Leasehold Sites on a pass-through basis (collectively, “Rent”) as set forth on Schedule 2 attached hereto. The Franchise Fees shall be paid bi-weekly on the 15th of each month for the bi-weekly period ending the immediately proceeding month and at the end of the month for the bi-weekly period ending on the 15th of such month, pro-rated for any such period, if applicable. Accordingly, the first payment for Franchise Fees shall be payable on April 15th for the bi-weekly period from March 25th, 2006 through March 31, 2006. The second payment for Franchise Fees shall be payable on April 30, 2006 for the bi-weekly period from April 1, 2006 through April 14, 2006. The Rent shall be paid in arrears beginning on April 25, 2006 for the period commencing March 25th, 2006 and ending April 30, 2006, and thereafter, monthly, on or before the 25th of each month for the entirety of such month.

8.

Closing of Stores. Subject to this Section 8 below, Receiver agrees not to close the Restaurants without reasonable prior written notice to Checkers and Lender. In the event of any such notice, Checkers, Lender and Receiver agree to reasonably cooperate to transfer operations to Checkers in a manner that keeps the Restaurants open (subject to this Section 8 below). In the event of such a transfer prior to the Closing Date, Checkers shall pay the Receiver rent for use of the Assets equal to a 10% cap rate based on the Purchase Price, annualized and prorated for such time period. Checkers shall be solely responsible for all ordinary course operational costs, expenses and losses associated with its

CONFIDENTIAL – FOR SETTLEMENT PURPOSES ONLY

operation of the Restaurants from the day it takes over operations forward, and shall be entitled to all profits associated with the operations of the Restaurants. Upon transfer to Checkers, the Receiver shall continue to have reasonable access to the Restaurants to carry out his responsibilities to the Court and to Lender as part of the Receivership. Notwithstanding the foregoing, the inability of the Receiver to continue operations of any Restaurant and closure of any such Restaurant (whether temporary or otherwise) by reason of an act of god, casualty, destruction, employee resignations, labor strike, vendor/supplier refusals to deliver necessary inventory (not caused by the Receiver’s failure to pay for current deliveries made during the Receiver’s operation of the Restaurants), public health concerns or safety, and other occurrences beyond the control of Receiver, shall not be deemed a closure under this Section 8 triggering a transfer of the Restaurants to Checkers, and Receiver agrees to give prompt written notice to Checkers and Lender of same.

9.	Current Rights and Proceedings Not Affected. Nothing herein shall alter or affect in any way Checkers’ or Lender’s rights or remedies in connection with any pending legal action against Titan and or its principals. Further, notwithstanding anything contained in this Agreement to the contrary, Lender and Checkers agree that Lender will consent to Checkers’ intervention in the Receivership action and Checkers will withdraw its motion filed with the Court to transfer venue.

10.	Hattiesburg. MS Location. The parties agree to cooperate in the handling of issues associated with the Hattiesburg, MS location in a manner that is reasonable and cost-effective to all parties.

11.	Vendor/Supplier Relations. Checkers agrees to reasonably cooperate with the Receiver to resolve any vendor and/or supplier concerns or issues with respect to the ongoing operations of the Restaurants and the related delivery of Inventory, but shall not have any obligation to guarantee payment of any obligations owed by Receiver.

12.	Legal Costs and Expenses. Each party hereto shall bear its own attorneys’ fees, costs and expenses.

If the foregoing is acceptable, please coordinate Checkers’ signature below to evidence its consent to the foregoing settlement terms and I will coordinate obtaining Lender’s and Receiver’s counter signature to evidence their respective consent to the foregoing.

Very truly yours,

Brigitle Gawenda Kimichik

CONFIDENTIAL – FOR SETTLEMENT PURPOSES ONLY

Agreed to and Accepted this 5th day of April, 2006:

CHECKERS DRIVE-IN RESTAURANTS, INC.

By:	/s/ S. Patric Plumley
Name:	S. Patric Plumley
Title:	Sr. VP, CFO

Agreed to and Accepted this 5th day of April, 2006:

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Special Servicer for the Indenture Trustee for the Holders of the MSDWMC Owner Trust 2000 F-l Notes, Participating Interests and Owner Trust Certificates

By:	/s/ James Kendrick Noble
Name:	James Kendrick Noble III
Title:	Managing Director

Agreed to and Accepted this 5th day of April, 2006:

/s/ William Hoffman
WILLIAM J. HOFFMAN, RECEIVER

Exhibit “A” -	List of 62 Restaurants
Schedule 1 -	Franchise Royalties and Advertising Contributions
Schedule 2 -	Rent for Leaseholds

CONFIDENTIAL – FOR SETTLEMENT PURPOSES ONLY

EXHIBIT A

MSDWMC 2000 TRUST PROPERTY

Loan Amount: $7,800,000.00

Unit #	Property Address	County	Leasehold = L Fee = F Subground Lease = SGL Subsubground Lease = SSGL
148	6371 W. Colonial Drive, Orlando, FL 32818	Orange	SGL
149	7604 E. Colonial Drive, Orlando, FL 32807	Orange	L
401	13495 W. Colonial Drive, Winter Garden, FL 34787	Orange	SGL
446	3520 S.W. Archer Road, Gainesville, FL 32608	Alachua	SGL
461	5497 S.E. Abshier Boulevard, a/k/a 5497 US Hwy. 441, Belleview, FL 34420	Marion	SGL
502	2750 W. Colonial Drive, Orlando, FL 32804	Orange	SGL
522	355 E. Main Street, Apopka, FL 32703	Orange	SGL
564	2490 S. Woodlawn Boulevard, DeLand, FL 32720	Volusia	SGL
586	2508 Citrus Boulevard, Leesburg, FL 34748	Lake	SGL
722	5503-A S. Semoran Boulevard, Orlando, FL 32822	Orange	SGL
102	6400 Airport Boulevard, Mobile, AL 36608	Mobile	SGL
104	2300 Saint Stephens Road, Mobile, AL 36617	Mobile	L
112	8 North Broad Street, Mobile, AL 36602	Mobile	L
113	409 Highway 43 South, Saraland, AL 36571	Mobile	SGL
430	312 Schillinger Road North, a/k/a 450 Schillinger Road North, Mobile, AL 36608	Mobile	SSGL
527	5300 N. Davis Highway, Pensacola, FL 32503	Escambia	SGL
661	29160 Highway 98, Daphne, AL 36526	Baldwin	SGL
1003	2806 Hardy Street, Hattiesburg, MS 39401	Forrest	SGL
1005	3413 Denny Avenue, Pascagoula, MS 39581	Jackson	L
1109	2431 25th Avenue, Gulfport, MS 39501	Harrison	SGL
176	2529 Okeechobee Boulevard, Palm Beach, FL 33409	Palm Beach	SGL
236	3483 US Highway 1, Stuart, FL 34494	Martin	SGL
350	500 N.E. 51st Street, Palm Beach, FL 33431	Palm Beach	SGL
587	7850 Roseland Road, Roseland, FL 32957	Indian River	SGL
632	755 W. Boynton Beach Boulevard, Boynton Beach, FL 33426	Palm Beach	SGL
1129	1318 Royal Palm Beach Boulevard, Royal Palm Beach, FL 33411	Palm Beach	SGL
230	1239 E. Silver Springs Boulevard, Ocala, FL 34470	Marion	SGL
314	1501 S. French Avenue, Sanford, FL 32771	Seminole	SGL
337	431 W. State Road 436, Altamonte Springs, FL 32714	Seminole	SGL
437	1035 Lee Road, Orlando, FL 32810	Orange	F
438	1000 Willa Springs Drive, Winter Springs, FL 32708	Seminole	SGL
447	912 W. University Avenue, Gainesville, FL 32601	Alachua	L
468	133 S. Woodland Boulevard, DeLand, FL 32720	Volusia	SGL
469	11818 E. Colonial Drive, Orlando, FL 32826	Orange	SGL
470	480 E. Burleigh Boulevard, Tavares, FL 32778	Lake	SGL
496	2701 S. W. College Road, Ocala, FL 34474	Marion	SGL
521	11193 N. Williams Street, Dunnellon, FL 34432	Marion	SGL
101	2213 Airport Boulevard, Mobile, AL 36606	Mobile	L
103	1965 Dauphin Island Parkway, Mobile, AL 36605	Mobile	SGL
124	5415-A Highway 90 West, a/k/a 6491-B Highway 90 West, Mobile, AL 36619	Mobile	SGL
194	3206 Dauphin Street, Mobile, AL 36606	Mobile	SGL
275	3200 N. Pace Boulevard, Pensacola, FL 32505	Escambia	SGL
471	4200 Barrancus Avenue, Pensacola, FL 32507	Escambia	SGL

EXHIBIT A – Page 1

Unit #	Property Address	County	Leasehold = L Fee = F Subground Lease = SGL Subsubground Lease = SSGL
530	2323 Hillcrest Road, Mobile, AL 36695	Mobile	SGL
662	2150 S. McKenzie Street, Foley, AL 36535	Baldwin	SGL
1004	3154 Bienville Boulevard, Ocean Springs, MS 39564	Jackson	L
187	2270 S. Military Trail, Palm Beach, FL 33415	Palm Beach	L
205	10461 S. Federal Highway, Port St. Lucie, FL 34952	St. Lucie	SGL
231	7050 S. Military Trail, Lake Worth, FL 33463	Palm Beach	SGL
316	524 S. Dixie Highway, Lake Worth, FL 33460	Palm Beach	SGL
497	450 W. Atlantic Avenue, Delray Beach, FL 33444	Palm Beach	SGL
1130	12790 Forest Hills Boulevard, West Palm Beach, FL 33414	Palm Beach	SGL

EXHIBIT A – Page 2

EXHIBIT A - CONTINUED

MSDWMC 2000 TRUST PROPERTY

Specified Assets

Unit #	Property Address	County	Leasehold = L Fee = F Subground Lease = SGL Subsubground Lease = SSGL
164	1495 U.S. Highway 1, Vero Beach, FL 32960	Indian River	SGL
185	2495 S. Orange Avenue, Orlando, FL 32806	Orange	SGL
208	202 E. State Road 436, Casselberry, FL 32707	Seminole	SGL
209	1070 W. State Road 434, Longwood, FL 32750	Seminole	SGL
313	6239 Lake Worth Road, Lake Worth, FL 33463	Palm Beach	SGL
327	3568 Northlake Boulevard, Lake Park, FL 33403	Palm Beach	SGL
345	8585 S.W. Highway 200, Ocala, FL 34481	Marion	SGL
464	2050 S. U.S. 1, Fort Pierce, FL 34950	St. Lucie	SGL
806	4345 W. Lake Mary Boulevard, Lake Mary, FL 32746	Seminole	SGL
1001	1123 E. Pass Road, Gulfport, MS 39507	Harrison	L

EXHIBIT A - CONTINUED – Page 1

Schedule 1

Royalty -	4% of Gross Sales

Advertising -	Minimum of 5% of Gross Sales made up of the following:

1. .375% of Gross Sales plus $2,000 annually per location for Motorsports,

2. any required Coop payments, and

3. additional local advertising, if necessary, to get to 5% minimum.

Coop Obligations

Orlando Market:	4% of Gross Sales
Gainesville Market:	$24,000 annually per location
WPB Market:	$24,375 annually per location
Mobile/Pensacola Market:	$31,533 annually per location
Biloxi Market:	$22,500 annually per location

Gross Sales means the aggregate amount of all sales of food, beverages and other products sold and services rendered at the premises or otherwise rendered in connection with the restaurant, including monies derived from sales at or away from the restaurant, whether for cash or credit, but excluding: (1) all federal, state or municipal sales or service taxes collected from customers and paid to the appropriate taxing authority; and (2) all customer refunds and adjustments and promotional discounts.

Schedule 1 - Page 1

SCHEDULE 2

TITAN HOLDINGS, LLC

Store No.	Store Address	Property Status	Term Start Date	Term End Date	Expense Category	Term	Term Status	Monthly Rent Amount
8074C	1495 US Highway 1 Vero Beach, FL 32960	Fran Act Passth	2/1/2006	1/31/2011	Base Rent	60	Active	5,069.68
			2/1/2006	1/31/2011	R/E Tax	60	Active	0.00
			2/1/2006	1/31/2011	Sales Taxes	60	Active	354.87
			2/1/2011	1/31/2016	Base Rent	60	Pending	5,830.02
			2/1/2016	1/31/2021	Base Rent	60	Pending	6,704.52
8075C	2529 Okeechobee Blvd West Palm Beach, FL 33409	Fran Act Passth	5/23/2001	5/22/2006	Base Rent	60	Active	5,510.42
			5/23/2001	5/22/2006	CAM	60	Active	55.69
			5/23/2001	5/22/2006	R/E Tax	60	Active	0.00
			5/23/2001	5/22/2006	Sales Taxes	60	Active	333.97
			5/23/2006	5/22/2011	Base Rent	60	Renewed	6,336.98
			5/23/2011	5/22/2016	Base Rent	60	Pending	7,287.53
			5/23/2016	5/22/2021	Base Rent	60	Pending	8,380.66
8076C	2270 South Military Trail West Palm Beach, FL 33406	Franchise Activ	3/30/2000	3/29/2020	Base Rent	240	Active	4,000.00
			3/30/2000	3/29/2020	R/E Tax	240	Active	0.00
			3/30/2000	3/29/2020	Sales Taxes	240	Active	260.00
8077C	10461 South Federal Hwy Port St. Lucie, FL 34952	Fran Act Passth	1/1/2002	12/31/2006	Base Rent	60	Active	4,954.88
			1/1/2002	12/31/2006	R/E Tax	60	Active	0.00
			1/1/2002	12/31/2006	Sales Taxes	60	Active	322.07
			1/1/2007	12/31/2011	Base Rent	60	Pending	5,549.47
			1/1/2012	12/31/2016	Base Rent	60	Pending	6,215.40
			1/1/2017	12/31/2021	Base Rent	60	Pending	6,961.25
8078C	7050 South Military Trail Lake Worth, FL 33463	Fran Act Passth	12/23/2001	12/22/2006	Base Rent	60	Active	4,375.00
			12/23/2001	12/22/2006	R/E Tax	60	Active	0.00
			12/23/2001	12/22/2006	Sales Taxes	60	Active	284.38
			12/23/2006	12/22/2011	Base Rent	60	Pending	4,500.00
			12/23/2011	12/22/2016	Base Rent	60	Pending	5,000.00
			12/23/2016	12/22/2021	Base Rent	60	Pending	5,000.00
8079C	3483 US Hwy 1 Stuart, FL 34995	Fran Act Passth	3/1/1992	2/29/2012	Base Rent	240	Active	5,510.42
			3/1/1992	2/29/2012	R/E Tax	240	Active	0.00

Schedule 2 Page 1

Store No.	Store Address	Property Status	Term Start Date	Term End Date	Expense Category	Term	Term Status	Monthly Rent Amount
			3/1/1992	2/29/2012	Sales Taxes	240	Active	330.63
			3/1/2012	2/28/2017	Base Rent	60	Pending	6,336.98
			3/1/2012	2/28/2017	Sales Taxes	60	Pending	380.22
8080C	6239 Lake Worth Road Lake Worth, FL 33463	Fran Act Passth	8/1/2003	7/31/2008	Base Rent	60	Active	2,646.72
			8/1/2003	7/31/2008	Sales Taxes	60	Active	172.04
			8/1/2008	7/31/2013	Base Rent	60	Pending	3,041.75
			8/1/2013	7/31/2018	Base Rent	60	Pending	3,498.01
			8/1/2018	7/31/2023	Base Rent	60	Pending	4,022.71
8081C	525 South Dixie Hwy Lake Worth, FL 33460	Fran Act Passth	12/8/1994	12/7/2014	Base Rent	240	Active	3,314.13
			12/8/1994	12/7/2014	R/E Tax	240	Active	0.00
			12/8/1994	12/7/2014	Sales Taxes	240	Active	215.42
			12/8/2014	12/7/2019	Base Rent	60	Pending	4,157.24
			12/8/2019	12/7/2024	Base Rent	60	Pending	4,656.11
8082C	3568 Northlake Blvd Lake Park, FL 33403	Fran Act Passth	1/1/1993	12/31/2012	Base Rent	240	Active	4,555.70
			1/1/1993	12/31/2012	Parking	240	Active	1,000.00
			1/1/1993	12/31/2012	R/E Tax	240	Active	563.49
			1/1/1993	12/31/2012	Sales Taxes	240	Active	397.75
			1/1/2013	12/31/2017	Base Rent	60	Pending	7,294.99 thru 8,534.11
			1/1/2018	12/31/2022	Base Rent	60	Pending	8,875.47 thru 10,383.05
8083C	500 NE 51st Street Boca Raton, FL 33431	Fran Act Passth	3/31/1994	3/30/2014	Base Rent	240	Active	5,104.76
			3/31/1994	3/30/2014	R/E Tax	240	Active	0.00
			3/31/1994	3/30/2014	Sales Taxes	240	Active	331.81
			3/31/2014	3/30/2019	Base Rent	60	Pending	6,403.41
			3/31/2019	3/30/2024	Base Rent	60	Pending	7,171.82
8084C	2050 South US Hwy 1 Fort Pierce, FL 34950	Fran Act Passth	5/1/2003	4/30/2008	Base Rent	60	Active	3,449.00
			5/1/2003	4/30/2008	Parking	60	Active	200.00
			5/1/2003	4/30/2008	R/E Tax	60	Active	0.00
			5/1/2003	4/30/2008	Sales Taxes	60	Active	237.22
			5/1/2008	4/30/2013	Base Rent	60	Pending	3,863.55
			5/1/2013	4/30/2018	Base Rent	60	Pending	4,327.18
			5/1/2013	4/30/2018	Parking	60	Pending	200.00
			5/1/2018	4/30/2023	Base Rent	60	Pending	4,846.44
			5/1/2018	4/30/2023	Parking	60	Pending	200.00

Schedule 2 Page 2

Store No.	Store Address	Property Status	Term Start Date	Term End Date	Expense Category	Term	Term Status	Monthly Rent Amount
8085C	450 West Atlantic Avenue Delray Bch, FL 33444	Fran Act Passth	3/31/1994	3/30/2014	Base Rent	240	Active	1,970.72
			3/31/1994	3/30/2014	R/E Tax	240	Active	0.00
			3/31/1994	3/30/2014	Sales Taxes	240	Active	128.10
			3/31/2014	3/30/2019	Base Rent	60	Pending	2,472.07
			3/31/2019	3/30/2024	Base Rent	60	Pending	2,768.72
8086C	7850 Roseland Road Sebastian, FL 32958	Fran Act Passth	2/24/1994	2/28/2009	Base Rent	181	Active	2,424.58
			2/24/1994	2/28/2009	R/E Tax	181	Active	0.00
			2/24/1994	2/28/2009	Sales Taxes	181	Active	169.72
			3/1/2009	2/28/2014	Base Rent	60	Pending	2,788.27
			3/1/2014	2/28/2019	Base Rent	60	Pending	3,206.51
			3/1/2019	2/29/2024	Base Rent	60	Pending	3,687.49
8087C	755 West Boynton Beach Blvd Boynton Beach, FL 33426	Fran Act Passth	3/31/1994	3/30/2014	Base Rent	240	Active	5,106.97
			3/31/1994	3/30/2014	R/E Tax	240	Active	0.00
			3/31/1994	3/30/2014	Sales Taxes	240	Active	331.95
			3/31/2014	3/30/2019	Base Rent	60	Pending	6,406.18
			3/31/2019	3/30/2024	Base Rent	60	Pending	7,174.92
8088C	1318 Royal Palm Beach Blvd. Royal Palm Beach, FL 33411	Fran Act Passth	11/1/2002	10/31/2007	Base Rent	60	Active	4,234.67
			11/1/2002	10/31/2007	R/E Tax	60	Active	0.00
			11/1/2002	10/31/2007	Sales Taxes	60	Active	275.25
			11/1/2007	10/31/2012	Base Rent	60	Pending	4,742.92 thru 5,312.08
			11/1/2012	10/31/2017	Base Rent	60	Pending	5,312.08 thru 6,663.42
			11/1/2017	10/31/2022	Base Rent	60	Pending	6,663.42 thru 7,463.08
8089C	12790 Forest Hills Blvd West Palm Beach, FL 33414	Fran Act Passth	3/31/2002	3/30/2007	Base Rent	60	Active	3,136.00
			3/31/2002	3/30/2007	R/E Tax	60	Active	0.00
			3/31/2002	3/30/2007	Sales Taxes	60	Active	203.84
			3/31/2007	3/30/2012	Base Rent	60	Pending	3,512.00
			3/31/2012	3/30/2017	Base Rent	60	Pending	3,933.00
			3/31/2017	3/30/2022	Base Rent	60	Pending	4,405.00
8090C	2213 Airport Blvd Mobile, AL 36606	Franchise Activ	3/30/2000	3/29/2020	Base Rent	240	Active	-2,566.67

Schedule 2 Page 3

Store No.	Store Address	Property Status	Term Start Date	Term End Date	Expense Category	Term	Term Status	Monthly Rent Amount
	OWNED		3/30/2000	3/29/2020	R/E Tax	240	Active	0.00
8091C	6400 Airport Blvd Mobile, AL 36608	Fran Act Passth	4/1/2001	3/31/2006	Base Rent	60	Active	3,802.19
			4/1/2001	3/31/2006	R/E Tax	60	Active	0.00
			4/1/2006	3/31/2011	Base Rent	60	Renewed	4,372.52
			4/1/2011	3/31/2016	Base Rent	60	Pending	5,028.40
8092C	1965 Dauphin Island Pkwy Mobile, AL 36605	Fran Act Passth	8/15/2001	8/14/2006	Base Rent	60	Active	2,781.40
			8/15/2001	8/14/2006	R/E Tax	60	Active	0.00
			8/15/2006	8/14/2011	Base Rent	60	Pending	3,198.61
			8/15/2011	8/14/2016	Base Rent	60	Pending	3,678.40
8093C	2300 Saint Stephens Mobile, AL 36610	Franchise Activ	3/30/2000	3/29/2020	Base Rent	240	Active	-2,275.00
	OWNED		3/30/2000	3/29/2020	R/E Tax	240	Active	0.00
8094C	8 North Broad Street Mobile, AL 36602	Franchise Activ	3/30/2000	3/29/2020	Base Rent	240	Active	-3,516.67
	OWNED		3/30/2000	3/29/2020	R/E Tax	240	Active	0.00
8095C	409 Highway 43 North Saraland, AL 36571	Fran Act Passth	1/1/2004	12/31/2008	Base Rent	60	Active	2,985.68
8096C	5415-A Hwy 90 West Mobile, AL 36619	Fran Act Passth	7/1/2004	6/30/2009	Base Rent	60	Active	2,889.66
			7/1/2009	6/30/2015	Base Rent	72	Pending	3,323.11
8097C	3206 Dauphin Street Mobile, AL 36606	Fran Act Passth	2/13/2004	2/12/2009	Base Rent	60	Active	2,924.00
			2/13/2009	2/12/2014	Base Rent	60	Pending	3,187.00 thru 3,474.00
			2/13/2014	2/12/2019	Base Rent	60	Pending	3,761.00
8098C	3200 North Pace Blvd. Pensacola, FL 32505	Fran Act Passth	7/1/2002	6/30/2007	Base Rent	60	Active	2,500.00
			7/1/2002	6/30/2007	R/E Tax	60	Active	0.00
			7/1/2002	6/30/2007	Sales Taxes	60	Active	187.50
			7/1/2007	6/30/2012	Base Rent	60	Pending	2,750.00
			7/1/2012	6/30/2017	Base Rent	60	Pending	3,000.00
			7/1/2017	6/30/2022	Base Rent	60	Pending	4,000.00
8099C	312 Schillinger Road Ambassador Plaza Mobile, AL 36608	Fran Act Passth	8/21/1993	8/31/2008	Base Rent	181	Active	3,658.67
			8/21/1993	8/31/2008	R/E Tax	181	Active	0.00
			9/1/2008	8/31/2013	Base Rent	60	Pending	4,097.75
			9/1/2013	8/31/2018	Base Rent	60	Pending	4,589.50
			9/1/2018	8/31/2023	Base Rent	60	Pending	5,140.25
8100C	4200 Barrancus Avenue Pensacola, FL 32507	Fran Act Passth	3/31/1994	3/30/2014	Base Rent	240	Active	3,025.20

Schedule 2 Page 4

Store No.	Store Address	Property Status	Term Start Date	Term End Date	Expense Category	Term	Term Status	Monthly Rent Amount
			3/31/1994	3/30/2014	R/E Tax	240	Active	0.00
			3/31/1994	3/30/2014	Sales Taxes	240	Active	226.89
			3/31/2014	3/30/2019	Base Rent	60	Pending	3,794.81
			3/31/2019	3/30/2024	Base Rent	60	Pending	4,250.19
8101C	5300 North Davis Hwy Pensacola, FL 32503	Fran Act Passth	3/31/1994	3/30/2014	Base Rent	240	Active	2,859.55
			3/31/1994	3/30/2014	R/E Tax	240	Active	0.00
			3/31/1994	3/30/2014	Sales Taxes	240	Active	214.47
			3/31/2014	3/30/2019	Base Rent	60	Pending	3,587.01
			3/31/2019	3/30/2024	Base Rent	60	Pending	4,017.46
8102C	2323 Hillcrest Road Mobile, AL 36695	Fran Act Passth	8/1/2003	7/31/2008	Base Rent	60	Active	2,132.50
			8/1/2008	7/31/2013	Base Rent	60	Pending	2,388.42
			8/1/2013	7/31/2018	Base Rent	60	Pending	2,675.00
			8/1/2018	7/31/2023	Base Rent	60	Pending	2,996.00
8103C	29160 Highway 98 Daphne, AL 36526	Fran Act Passth	2/1/2004	1/31/2009	Base Rent	60	Active	3,300.00
			2/1/2004	1/31/2009	R/E Tax	60	Active	0.00
			2/1/2009	1/31/2014	Base Rent	60	Pending	3,630.00
			2/1/2014	1/31/2019	Base Rent	60	Pending	3,993.00
			2/1/2019	1/31/2024	Base Rent	60	Pending	4,392.25

8104C	2150 South Mckenzie Foley, AL 36535	Fran Act Passth	3/31/1994	3/30/2014	Base Rent	240	Active	2,015.51
			3/31/1994	3/30/2014	R/E Tax	240	Active	0.00
			3/31/2014	3/30/2019	Base Rent	60	Pending	2,528.25
			3/31/2019	3/30/2024	Base Rent	60	Pending	2,831.64
8105C	1123 East Pass Road Gulfport, MS 39507	Franchise Activ	3/30/2000	3/29/2020	Base Rent	240	Active	-3,066.67
	OWNED		3/30/2000	3/29/2020	R/E Tax	240	Active	0.00
8107C	3154 Bienville Blvd Ocean Springs, MS 39564	Franchise Activ	3/30/2000	3/29/2020	Base Rent	240	Active	-3,425.00
	OWNED		3/30/2000	3/29/2020	R/E Tax	240	Active	0.00
8108C	3413 Denny Avenue Pascagoula, MS 39564	Franchise Activ	3/30/2000	3/29/2020	Base Rent	240	Active	-2,900.00
	OWNED		3/30/2000	3/29/2020	R/E Tax	240	Active	0.00
8109C	2431 25th Avenue Gulfport, MS 39507	Fran Act Passth	10/1/1998	9/30/2008	Base Rent	120	Active	3,450.00
			10/1/1998	9/30/2008	Other	120	Active	175.00
			10/1/1998	9/30/2008	R/E Tax	120	Active	175.00
			10/1/2008	9/30/2013	Base Rent	60	Pending	3,967.50
			10/1/2013	9/30/2018	Base Rent	60	Pending	4,562.62
8110C	6371 West Colonial Drive Orlando, FL 32818	Fran Act Passth	8/1/2005	7/31/2010	Base Rent	60	Active	3,837.16
			8/1/2005	7/31/2010	CAM	60	Active	45.00

Schedule 2 Page 5

Store No.	Store Address	Property Status	Term Start Date	Term End Date	Expense Category	Term	Term Status	Monthly Rent Amount
			8/1/2005	7/31/2010	R/E Tax	60	Active	0.00
			8/1/2005	7/31/2010	Sales Taxes	60	Active	252.34
			8/1/2010	7/31/2015	Base Rent	60	Pending	4,668.50 thru 5,461.48
8111C	7604 East Colonial Drive Orlando, FL 32807	Franchise Activ	3/30/2000	3/29/2020	Base Rent	240	Active	-4,110.67
	OWNED		3/30/2000	3/29/2020	R/E Tax	240	Active	0.00
			3/30/2000	3/29/2020	Sales Taxes	240	Active	0.00
8112C	2495 South Orange Avenue Orlando, FL 32806	Fran Act Passth	5/7/1991	5/6/2011	Base Rent	240	Active	7,351.99
			5/7/1991	5/6/2011	R/E Tax	240	Active	0.00
			5/7/1991	5/6/2011	Sales Taxes	240	Active	0.00
			5/7/1991	5/6/2011	Sales Taxes	240	Active	477.88
			5/7/2011	5/6/2016	Base Rent	60	Pending	8,734.90 thru 10,377.93
			5/7/2016	5/6/2021	Base Rent	60	Pending	10,377.93 thru 11,311.94
8113C	202 East State Road 436 Casselberry, FL 32707	Fran Act Passth	11/1/2001	10/31/2006	Base Rent	60	Active	4,945.93
			11/1/2001	10/31/2006	R/E Tax	60	Active	0.00
			11/1/2001	10/31/2006	Sales Taxes	60	Active	346.22
			11/1/2006	10/31/2011	Base Rent	60	Pending	5,094.31 thru 5,733.69
			11/1/2011	10/31/2016	Base Rent	60	Pending	6,593.74
8114C	1070 West State Road 434 Longwood, FL 32750	Fran Act Passth	12/1/2001	11/30/2006	Base Rent	60	Active	3,392.21
			12/1/2001	11/30/2006	R/E Tax	60	Active	0.00
			12/1/2001	11/30/2006	Sales Taxes	60	Active	237.45
			12/1/2006	11/30/2011	Base Rent	60	Pending	3,901.04
			12/1/2011	11/30/2016	Base Rent	60	Pending	4,486.20
			12/1/2016	11/30/2021	Base Rent	60	Pending	5,159.13
8115C	1239 East Silver Springs Blvd Ocala, FL 32670	Fran Act Passth	12/8/1994	12/7/2014	Base Rent	240	Active	2,953.35
			12/8/1994	12/7/2014	R/E Tax	240	Active	0.00
			12/8/1994	12/7/2014	Sales Taxes	240	Active	191,397.00
			12/8/2014	12/7/2019	Base Rent	60	Pending	3,704.68

Schedule 2 Page 6

Store No.	Store Address	Property Status	Term Start Date	Term End Date	Expense Category	Term	Term Status	Monthly Rent Amount
			12/8/2019	12/7/2024	Base Rent	60	Pending	4,149.24
8116C	1501 South French Avenue Sanford, FL 32771	Fran Act Passth	9/1/2002	8/31/2007	Base Rent	60	Active	3,333.33
			9/1/2002	8/31/2007	R/E Tax	60	Active	0.00
			9/1/2002	8/31/2007	Sales Taxes	60	Active	233.33
			9/1/2007	8/31/2012	Base Rent	60	Pending	3,666.66
			9/1/2012	8/31/2017	Base Rent	60	Pending	4,000.00
8117C	431 State Road 436 West Altamonte Springs, FL 32714	Fran Act Passth	11/1/2002	10/31/2007	Base Rent	60	Active	5,189.58
			11/1/2002	10/31/2007	R/E Tax	60	Active	0.00
			11/1/2002	10/31/2007	Sales Taxes	60	Active	363.27
			11/1/2007	10/31/2012	Base Rent	60	Pending	6,097.75
			11/1/2012	10/31/2017	Base Rent	60	Pending	7,164.83
8118C	8585 SW Highway 200 Steeplechase Plaza Ocala, FL 34481	Fran Act Passth	3/24/1993	3/31/2008	Base Rent	181	Active	2,875.00
			3/24/1993	3/31 /2008	CAM	181	Active	0.00
			3/24/1993	3/31/2008	Sales Taxes	181	Active	186.88
			4/1/2008	3/31/2013	Base Rent	60	Pending	3,306.25
			4/1/2013	3/31/2018	Base Rent	60	Pending	3,802.19
			4/1/2018	3/31/2023	Base Rent	60	Pending	4,372.52
			4/1/2023	3/31/2028	Base Rent	60	Pending	5,028.39
8119C	13495 West Colonial Drive Winter Garden, FL 34787	Fran Act Passth	8/19/1994	8/18/2014	Base Rent	240	Active	3,596.27
			8/19/1994	8/18/2014	R/E Tax	240	Active	0.00
			8/19/1994	8/18/2014	Sales Taxes	240	Active	233.76
			8/19/2014	8/18/2019	Base Rent	60	Pending	4,511.16
			8/19/2019	8/18/2024	Base Rent	60	Pending	5,052.50
8121C	1000 Willa Springs Drive Winter Springs, FL 32708	Fran Act Passth	7/29/1994	7/28/2014	Base Rent	240	Active	4,325.65
			7/29/1994	7/28/2014	R/E Tax	240	Active	0.00
			7/29/1994	7/28/2014	Sales Taxes	240	Active	302.79
			7/29/2014	7/28/2019	Base Rent	60	Pending	5,426.09
			7/29/2019	7/28/2024	Base Rent	60	Pending	6,077.22
8122C	3520 SW Archer Road Gainesville, FL 32608	Fran Act Passth	11/28/1989	11/30/2009	Base Rent	241	Active	12,510.95
			11/28/1989	11/30/2009	CAM	241	Active	492.37
			11/28/1989	11/30/2009	Other	241	Active	0.00

Schedule 2 Page 7

Store No.	Store Address	Property Status	Term Start Date	Term End Date	Expense Category	Term	Term Status	Monthly Rent Amount
			11/28/1989	11/30/2009	R/E Tax	241	Active	0.00
			11/28/1989	11/30/2009	Sales Taxes	241	Active	812.71
			11/28/1989	11/30/2009	Utilities	241	Active	160.31
			12/1/2009	11/30/2014	Base Rent	60	Pending	14,919.55 thru 17,791.84
			12/1/2014	1/30/2019	Base Rent	60	Pending	18,592.48 thru 22,171.88
8123C	912 West University Avenue Gainesville, FL 32601	Franchise Activ	3/30/2000	3/29/2020	Base Rent	240	Active	-4,456.25
	OWNED		3/30/2000	3/29/2020	R/E Tax	240	Active	0.00
			3/30/2000	3/29/2020	Sales Taxes	240	Active	0.00
8124C	5497 US Hwy 441 Belleview, FL 34420	Fran Act Passth	4/1/2003	3/31/2008	Base Rent	60	Active	1,983.75
			4/1/2003	3/31/2008	R/E Tax	60	Active	0.00
			4/1/2003	3/31/2008	Sales Taxes	60	Active	128.94
			4/1/2008	3/31/2013	Base Rent	60	Pending	2,281.33
			4/1/2013	3/31/2018	Base Rent	60	Pending	2,623.50
8125C	133 S Woodland Blvd Deland, FL 32720	Fran Act Passth	10/1/2003	9/30/2008	Base Rent	60	Active	5,269.90
			10/1/2003	9/30/2008	Sales Taxes	60	Active	342.54
			10/1/2008	9/30/2013	Base Rent	60	Pending	5,744.20 thru 6,261.17
			10/1/2013	9/30/2018	Base Rent	60	Pending	6,261.17 thru 7,438.90
			10/1/2018	9/30/2023	Base Rent	60	Pending	7,438.90 thru 8,108.40
			10/1/2023	9/30/2028	Base Rent	60	Pending	8,838.16 thru 9,633.59
8126C	11816 East Colonial Drive Orlando, FL 32826	Fran Act Passth	3/31/1994	3/30/2014	Base Rent	240	Active	4,324.25
			3/31/1994	3/30/2014	R/E Tax	240	Active	0.00
			3/31/1994	3/30/2014	Sales Taxes	240	Active	281.08
			3/31/2014	3/30/2019	Base Rent	60	Pending	5,424.33
			3/31/2019	3/30/2024	Base Rent	60	Pending	6,075.25
8127C	480 East Burleigh Blvd Tavares, FL 32778	Fran Act Passth	9/1/2003	8/31/2008	Base Rent	60	Active	2,645.00
			9/1/2003	8/31/2008	R/E Tax	60	Active	688.00
			9/1/2003	8/31/2008	Sales Taxes	60	Active	185.15

Schedule 2 Page 8

Store No.	Store Address	Property Status	Term Start Date	Term End Date	Expense Category	Term	Term Status	Monthly Rent Amount
			9/1/2008	8/31/2013	Base Rent	60	Pending	3,041.75
			9/1/2013	8/31/2018	Base Rent	60	Pending	3,498.00
			9/1/2018	8/31/2023	Base Rent	60	Pending	4,022.66
8128C	2701 SW College Road Ocata, FL 34478	Fran Act Passth	11/24/1993	1/31/2014	Base Rent	243	Active	3,537.67
			11/24/1993	1/31/2014	CAM	243	Active	198.38
			11/24/1993	1/31/2014	R/E Tax	243	Active	96.67
			11/24/1993	1/31/2014	Sales Taxes	243	Active	249.13
			2/1/2014	1/31/2019	Base Rent	60	Pending	4,678.58
			2/1/2019	1/31/2024	Base Rent	60	Pending	5,380.42
			2/1/2024	1/31/2029	Base Rent	60	Pending	6,187.42
8129C	2750 West Colonial Drive Orlando, FL 32804	Fran Act Passth	3/1/1995	2/28/2015	Base Rent	240	Active	6,595.99
			3/1/1995	2/28/2015	R/E Tax	240	Active	0.00
			3/1/1995	2/28/2015	Sales Taxes	240	Active	428.74
			3/1/2015	2/29/2020	Base Rent	60	Pending	8,274.01
			3/1/2020	2/28/2025	Base Rent	60	Pending	9,266.89
8130C	11193 North Williams Street Dunnellon, FL 34432	Fran Act Passth	6/29/1993	6/30/2008	Base Rent	181	Active	1,932.00
			6/29/1993	6/30/2008	R/E Tax	181	Active	0.00
			6/29/1993	6/30/2008	Sales Taxes	181	Active	125.58
			7/1/2008	6/30/2013	Base Rent	60	Pending	2,221.83
			7/1/2013	6/30/2018	Base Rent	60	Pending	2,555.08
			7/1/2018	6/30/2023	Base Rent	60	Pending	2,938.33
8131C	355 East Main Street Apopka, FL 32703	Fran Act Passth	9/1/2003	8/31/2008	Base Rent	60	Active	2,613.33
			9/1/2003	8/31/2008	R/E Tax	60	Active	0.00
			9/1/2003	8/31/2008	Sales Taxes	60	Active	169.87
			9/1/2008	8/31/2013	Base Rent	60	Pending	2,926.92
			9/1/2013	8/31/2018	Base Rent	60	Pending	3,278.17
			9/1/2018	8/31/2023	Base Rent	60	Pending	3,671.58
8132C	2490 South Woodlawn Blvd Deland, FL 32720	Fran Act Passth	7/1/2003	6/30/2008	Base Rent	60	Active	4,218.75
			7/1/2003	6/30/2008	R/E Tax	60	Active	0.00
			7/1/2003	6/30/2008	Sales Taxes	60	Active	274.22
			7/1/2008	6/30/2013	Base Rent	60	Pending	4,746.08
			7/1/2013	6/30/2018	Base Rent	60	Pending	5,339.33
			7/1/2018	6/30/2023	Base Rent	60	Pending	6,006.75
			7/1/2023	6/30/2028	Base Rent	60	Pending	6,757.58
8133C	2508 North Citrus Blvd Leesburg, FL 34748	Fran Act Passth	4/29/1994	4/28/2009	Base Rent	180	Active	4,230.43
			4/29/1994	4/28/2009	CAM	180	Active	0.00
			4/29/1994	4/28/2009	R/E Tax	180	Active	0.00

Schedule 2 Page 9

Store No.	Store Address	Property Status	Term Start Date	TermEnd Date	Expense Category	Term	Term Status	Monthly Rent Amount
			4/29/1994	4/28/2009	Sales Taxes	180	Active	296.13
			4/29/2009	4/28/2014	Base Rent	60	Pending	5,026.17 thru 5,478.53
			4/29/2014	4/28/2019	Base Rent	60	Pending	5,478.53 thru 6,509.04
			4/29/2019	4/28/2024	Base Rent	60	Pending	6,509.04 thru 7,094.85
8134C	5503-A South Semoran Blvd Orlando, FL 32822	Fran Act Passth	3/31/1994	3/30/2014	Base Rent	240	Active	5,701.03
			3/31/1994	3/30/2014	R/E Tax	240	Active	0.00
			3/31/1994	3/30/2014	Sales Taxes	240	Active	370.57
			3/31/2014	3/30/2019	Base Rent	60	Pending	7,151.37
			3/31/2019	3/30/2024	Base Rent	60	Pending	8,009.54
8135C	4345 West Lake Mary Blvd Lake Mary, FL 32746	Fran Act Passth	7/26/1994	7/25/2014	Base Rent	240	Active	6,243.23
			7/26/1994	7/25/2014	Other	240	Active	0.00
			7/26/1994	7/25/2014	R/E Tax	240	Active	0.00
			7/26/1994	7/25/2014	Sales Taxes	240	Active	437.02
			7/26/2014	7/25/2019	Base Rent	60	Pending	7,831.51
			7/26/2019	7/25/2024	Base Rent	60	Pending	8,771.29

Schedule 2 Page 10